UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2017

Tutor Perini Corporation

(Exact name of registrant as specified in its charter)

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Massachusetts (State or other jurisdiction of incorporation or organization)	1-6314 (Commission file number)	04-1717070 (I.R.S. Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 362-8391

None

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Incentive Compensation Plan

As disclosed in Item 5.07 below, the shareholders of Tutor Perini Corporation (the “Company”) approved the Tutor Perini Corporation Incentive Compensation Plan (the “Plan”) at the annual meeting of shareholders on May 24, 2017. The material terms of the Plan are summarized in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2017 (the “Proxy Statement”) under the heading “Proposal 3: Approval of the Tutor Perini Corporation Incentive Compensation Plan” and are incorporated herein by reference. The description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders (the “Annual Meeting”) for the Company was held on May 24, 2017. At the Annual Meeting, the Company’s shareholders voted on five proposals as described in the Proxy Statement and cast their votes as set forth below.

Proposal 1: Election of Directors

The Company’s shareholders elected each of the following 12 nominees for director, by the votes indicated below, to serve a one-year term expiring at the Company's 2018 Annual Meeting of Shareholders.

Elected Directors	Votes For	Votes Withheld	Broker Non-Votes
Ronald N. Tutor	43,161,116	1,132,715	3,060,010
Peter Arkley	32,741,138	11,552,693	3,060,010
Sidney J. Feltenstein	43,211,973	1,081,858	3,060,010
James A. Frost	43,523,092	770,739	3,060,010
Michael R. Klein	36,182,667	8,111,164	3,060,010
Thomas C. Leppert	43,526,976	766,855	3,060,010
Robert C. Lieber	43,730,409	563,422	3,060,010
Dennis D. Oklak	43,892,652	401,179	3,060,010
Raymond R. Oneglia	43,605,202	688,629	3,060,010
Dale A. Reiss	43,481,537	812,294	3,060,010
Donald D. Snyder	36,498,598	7,795,233	3,060,010
Dickran M. Tevrizian, Jr.	43,868,254	425,577	3,060,010

Proposal 2: Ratification of Selection of Auditors

The Company’s shareholders ratified the selection of Deloitte & Touche LLP, independent registered public accountants, as auditors of the Company for the year ending December 31, 2017. Voting results on this matter were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,355,945	984,454	13,442	0

Proposal 3: Approval of the Tutor Perini Corporation Incentive Compensation Plan

The Company’s shareholders approved the Tutor Perini Corporation Incentive Compensation Plan. Voting results on this matter were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,858,184	13,411,701	23,946	3,060,010

Proposal 4: Advisory (non-binding) Vote on Tutor Perini’s Executive Compensation

The Company’s shareholders cast their votes with respect to the advisory (non-binding) vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,736,658	25,534,067	23,106	3,060,010

Proposal 5: Advisory (non-binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s shareholders cast their votes with respect to the advisory (non-binding) vote on the frequency of future advisory votes on the Company’s executive compensation as set forth below:

1 Year	2 Years	3 Years	Abstentions
39,730,877	185,451	4,136,630	240,873

Consistent with the above results, the Company’s Board of Directors has determined that the Company will continue to hold future advisory votes on executive compensation on an annual basis.

Item 9.01.      Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description
10.1	Tutor Perini Corporation Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tutor Perini Corporation

Dated: May 25, 2017	By:	/s/Gary G. Smalley
Gary G. Smalley
Executive Vice President and Chief Financial Officer